UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23096

Legg Mason ETF Investment Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: October 31, 2017

Explanatory Note:

The Registrant is filing this amendment to its Form N-CSR for the period ended October 31, 2017, filed with the Securities and Exchange Commission on December 29, 2017 (Accession Number 0001193125-17-382777). The sole purpose of this amendment is to correct the fund market price and fund market total return presented in the Fund Overview and Fund Performance for the Legg Mason Low Volatility High Dividend ETF within Item 1, Report to Stockholders. Except as set forth above, this amendment does not amend, update or change any other items or disclosures found in the original Form N-CSR filing.

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	October 31, 2017

LEGG MASON

LOW VOLATILITY HIGH DIVIDEND ETF

LVHD

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to track the investment results of an index composed of equity securities of U.S. companies with relatively high yield and low price and earnings volatility.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason Low Volatility High Dividend ETF for the twelve-month reporting period ended October 31, 2017. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund net asset value and market price,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

November 30, 2017

II	Legg Mason Low Volatility High Dividend ETF

Investment commentary

Economic review

Economic activity in the U.S. improved during the twelve months ended October 31, 2017 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that U.S. gross domestic product (“GDP”)i growth was 1.8% and 1.2%, as revised, for the fourth quarter of 2016 and the first quarter of 2017, respectively. Second quarter 2017 GDP growth then accelerated to 3.1%. Finally, the U.S. Department of Commerce’s second estimate for third quarter 2017 GDP growth — released after the reporting period ended — was 3.3%. Stronger growth was attributed to a number of factors, including positive contributions from personal consumption expenditures, private inventory investment, nonresidential fixed investment and exports. These positive factors were partly offset by a decrease in imports.

Job growth in the U.S. was solid overall and a tailwind for the economy during the reporting period. When the reporting period ended on October 31, 2017, the unemployment rate was 4.1%, as reported by the U.S. Department of Labor. This represented the lowest unemployment rate since December 2000. The percentage of longer-term unemployed fluctuated during the reporting period. However, in October 2017, 24.8% of Americans looking for a job had been out of work for more than six months, the same as when the period began.

Looking back, after an extended period of maintaining the federal funds rateii at a historically low range between zero and 0.25%, the Federal Reserve Board (the “Fed”)iii increased the rate at its meeting on December 16, 2015. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. The Fed then kept rates on hold at each meeting prior to its meeting on December 14, 2016, at which time, the Fed raised rates to a range between 0.50% and 0.75%.

After holding rates steady at its meeting that concluded on February 1, 2017, the Fed raised rates to a range between 0.75% and 1.00% at its meeting that ended on March 15, 2017. At its meeting that concluded on June 14, 2017, the Fed raised rates to a range between 1.00% and 1.25%. At its meetings that concluded on July 26, 2017, the Fed kept rates on hold, as expected. At its meeting that concluded on September 20, 2017, the Fed again kept rates on hold, but reiterated its intention to begin reducing its balance sheet, saying, “In October, the Committee will initiate the balance sheet normalization program….”

Finally, at its meeting that ended on November 1, 2017, after the reporting period ended, the Fed maintained the federal funds rate in the target range of 1.00% to 1.25%, but left open the possibility of another rate hike in December 2017.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

November 30, 2017

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

Legg Mason Low Volatility High Dividend ETF	III

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

IV	Legg Mason Low Volatility High Dividend ETF

Fund overview

Q. What is the Fund’s investment strategy?

A. Legg Mason Low Volatility High Dividend ETF (the “Fund”) seeks to track the investment results of the QS Low Volatility High Dividend Index (the “Underlying Index”). The Underlying Index seeks to provide more stable income through investments in stocks of profitable U.S. companies with relatively high dividend yields and lower price and earnings volatility. The Underlying Index is based on a proprietary methodology created and sponsored by QS Investors, LLC (“QS”), the Fund’s subadviser. The Underlying Index is composed of stocks of U.S. companies across a wide range of market capitalizations, including the largest 3,000 U.S. stocks as determined by the Solactive US Broad Market Index.

Stocks in the Underlying Index must have demonstrated profitability over the last four fiscal quarters as a whole. Stocks whose yields are not supported by earnings are excluded from the Underlying Index. The methodology calculates a composite “stable yield” score, with the yield of stocks with relatively higher price volatility and earnings volatility adjusted downward and the yield of stocks with relatively lower price volatility and earnings volatility adjusted upward. QS anticipates that the number of component securities in the Underlying Index will range from 50 to 100. As initially constituted and balanced, no individual component of the Underlying Index will exceed 2.5% of the Underlying Index, no individual sector will exceed 25% of the Underlying Index, and real estate investment trust (“REIT”)i components as a whole will not exceed 15% of the Underlying Index. The Underlying Index’s components are reconstituted annually and rebalanced quarterly. The composition of the Underlying Index and the Fund after reconstitution and rebalancing may fluctuate and exceed the above Underlying Index limitations due to market movements. The Underlying Index may include large-, mid- or small-capitalization companies. Components of the Underlying Index primarily include utilities, industrials and consumer staples companies. The components of the Underlying Index, and the degree to which these components represent certain sectors and industries, may change over time.

The Fund uses a “passive” or indexing investment approach to achieve its investment objective. Unlike many investment companies, the Fund does not try to outperform its Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued. Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index and also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

QS may use a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of the Underlying Index. When representative sampling is used, the securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as return variability, risk, market capitalization and sector exposures) and fundamental characteristics (such as portfolio yield, price/earnings ratios

Legg Mason Low Volatility High Dividend ETF 2017 Annual Report	1

Fund overview (cont’d)

and price/book ratios) similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

The Fund’s portfolio is rebalanced when the Underlying Index is rebalanced or reconstituted. The Fund may trade at times other than when the Underlying Index is rebalanced or reconstituted for a variety of reasons, including when adjustments may be made to its representative sampling process from time to time or when investing cash.

The Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, if any, in securities that compose the Underlying Index.

The Fund may invest up to 20% of its net assets in certain index futures, options, options on index futures, swap contracts or other derivatives related to its Underlying Index and its component securities; cash and cash equivalents; other investment companies, including exchange-traded funds; exchange-traded notes; and in securities and other instruments not included in its Underlying Index but which we believe will help the Fund track its Underlying Index. The Fund may invest in exchange-traded equity index futures to manage sector exposure and for cash management purposes.

The Fund will concentrate its investments (i.e., 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

Q. What were the overall market conditions during the Fund’s reporting period?

A. This was a strong twelve-month reporting period ended October 31, 2017 for U.S. equities, beginning with the run-up in November 2016 after the U.S. presidential election. The first quarter of 2017 largely extended the so-called “Trump rally”, with steady equity gains tapering off after mid-March. Most major economies, including the U.S., saw largely positive economic indicators. These positive trends prompted the Federal Reserve Board (the “Fed”)ii to continue to modestly raise rates, and set expectations for two more hikes to follow in 2017, as well as a gradual tapering of its bond holdings.

Across equity sectors, Energy was the only decliner, sliding after its run-up in late 2016; oil prices declined over 5% during the first quarter of 2017 amid reports of large U.S. reserves and suspected cheating on recently-placed quotas by the Organization of Petroleum Exporting Countries (“OPEC”).

U.S. large cap equities ended the second quarter of 2017 with a gain, in a low-volatility environment. Continued solid corporate earnings and general global growth outweighed news events that included a cyber ransomware attack and other terror attacks. Earnings revisions weakened at quarter end after months of positive trends. The U.S. experienced some softening in growth metrics, though indicators were not actually weak. Manufacturing slowed slightly but, service sector growth was rising. The Fed appeared optimistic as it implemented an interest rate hike, pointed toward one more in 2017, and may start to pare back its balance sheet against a backdrop of strong employment

2	Legg Mason Low Volatility High Dividend ETF 2017 Annual Report

and low inflation. Large cap stocks saw a wide dispersion in sector returns with the laggard again being the Energy sector. Oil prices have remained stubbornly low amid higher-than-expected reserves.

U.S. large cap equities ended the third quarter of 2017 in positive territory; the Russell 1000 Indexiii, the S&P 500 Indexiv, and several other major stock indices hit all-time highs during the period. The market has been benefiting from strong economic statistics and muted inflation, and reacted positively to the possibility of tax cuts. Volatility increased in August 2017, but fell back in September 2017, as strong corporate earnings and positive future estimates continued across most sectors. The active hurricane season was blamed for a recent weak employment report; we believe it will likely hit U.S. gross domestic product (“GDP”)v growth in the short term, but boost auto sales, construction, and other industries over the coming quarters. In this environment, we expect the Fed to raise rates and rein in its balance sheet.

The Fund uses a passive investment approach to achieve its investment objective, and, therefore, made no change in investment approach in response to market conditions.

Performance review

For the twelve months ended October 31, 2017, Legg Mason Low Volatility High Dividend ETF generated a 14.89% return on a net asset value (“NAV”)vi basis and 14.88% based on its market pricevii per share.

The performance table shows the Fund’s total return for the twelve months ended October 31, 2017 based on its NAV and market price as of October 31, 2017. The Fund seeks to track the investment results of the QS Low Volatility High Dividend Index, which returned 15.26% for the same period. The Fund’s broad-based market index, the Russell 3000 Indexviii returned 23.98% over the same time frame. The Lipper Multi-Cap Value Funds Category Average1 returned 19.89% for the same period. Please note that Lipper performance returns are based on each fund’s NAV.

Performance Snapshot as of October 31, 2017 (unaudited)
	6 months	12 months
Legg Mason Low Volatility High Dividend ETF:
$30.60 (NAV)	4.13%	14.89%*†
$30.61 (Market Price)	4.13%	14.88%*‡
QS Low Volatility High Dividend Index	4.29%	15.26%
Russell 3000 Index	8.92%	23.98%
Lipper Multi-Cap Value Funds Category Average[1]	6.31%	19.89%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Principal value and investment returns will fluctuate so shares, when sold, may be worth more or less than their original cost. Performance data current to the most recent month-end is available at www.leggmason.com/etf.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended October 31, 2017, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 387 funds for the six-month period and 372 funds for the twelve-month period in the Fund’s Lipper category.

Legg Mason Low Volatility High Dividend ETF 2017 Annual Report	3

Fund overview (cont’d)

Investors buy and sell shares of an exchange-traded fund (“ETF”) at market price (not NAV) in the secondary market throughout the trading day. These shares are not individually available for purchase or redemption directly from the ETF. Market price returns shown are typically based upon the mid-point between the bid and ask on the Fund’s principal trading market when the Fund’s NAV is determined, which is typically 4:00 p.m. Eastern time (US). These returns do not represent investors’ returns had they traded shares at other times. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Information showing the number of days the market price of the Fund’s shares was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV (i.e., premium or discount) for various time periods is available by visiting the Fund’s website at www.leggmason.com/etf.

As of the Fund’s current prospectus dated March 1, 2017, as supplemented July 31, 2017, the gross total annual fund operating expense ratio for the Fund was 0.27%.

* Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions, at NAV.

‡ Total return assumes the reinvestment of all distributions, at market price.

Q. What were the leading contributors to performance?

A. From a sector perspective the leading contributors to performance in the Underlying Index for the reporting period were the Industrials and Utilities sectors. Both sectors had strong returns and significant weights in the Underlying Index.

Q. What were the leading detractors from performance?

A. The Telecommunication Services and Health Care sectors were the leading detractors from performance for the reporting period. In the case of the latter, the return for the period was negative. The Health Care sector came under pressure given the U.S. government’s termination of cost sharing subsidies, and the uncertainty surrounding the future of the 2010 Affordable Care Act.

Looking for additional information?

The Fund’s daily NAV is available on-line at www.leggmason.com/etf. The Fund is traded under the symbol “LVHD” and its closing market price is available on most financial websites. In a continuing effort to provide information concerning the Fund, shareholders may call 1-877-721-1926 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Legg Mason Low Volatility High Dividend ETF. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

QS Investors, LLC

November 20, 2017

4	Legg Mason Low Volatility High Dividend ETF 2017 Annual Report

RISKS: Equity securities are subject to market and price fluctuations. Dividends are not guaranteed, and a company may reduce or eliminate its dividend at any time. In rising markets, the value of large-cap stocks may not rise as much as smaller-cap stocks. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. The Fund may focus its investments in certain industries, increasing its vulnerability to market volatility. There is no guarantee that the Fund will achieve a high degree of correlation to the index it seeks to track. The Fund does not seek to outperform the index it tracks, and does not seek temporary defensive positions when markets decline or appear overvalued. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. Distributions are not guaranteed and are subject to change. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2017 were: Utilities (21.8%), Consumer Staples (16.5%), Industrials (13.0%), Financials (10.1%) and Consumer Discretionary (9.5%). The Fund’s composition may differ over time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. An index is a statistical composite that tracks a specified financial market, sector or rules-based investment process. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	Real estate investment trusts (“REITs”) invest in real estate or loans secured by real estate and issue shares in such investments, which can be illiquid.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market.

iv	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

[v]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

vi	Net Asset Value (“NAV”) is calculated by subtracting total liabilities from total assets and dividing the results by the number of shares outstanding.

vii	Market Price is determined by supply and demand. It is the price at which an investor purchases or sells shares of the Fund. The Market Price may differ from the Fund’s NAV.

viii	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

Legg Mason Low Volatility High Dividend ETF 2017 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of October 31, 2017 and October 31, 2016 and does not include derivatives such as futures contracts. The composition of the Fund’s investments is subject to change at any time.

6	Legg Mason Low Volatility High Dividend ETF 2017 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs such as brokerage commissions paid on purchases and sales of Fund shares; and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

This example is based on an investment of $1,000 invested on May 1, 2017 and held for the six months ended October 31, 2017.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]					Based on hypothetical total return[1]
Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
4.13%	$1,000.00	$1,041.30	0.28%	$1.44	5.00%	$1,000.00	$1,023.79	0.28%	$1.43

[1]	For the six months ended October 31, 2017.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

Legg Mason Low Volatility High Dividend ETF 2017 Annual Report	7

Fund performance (unaudited)

Net Asset Value
Average annual total returns[1]
Twelve Months Ended 10/31/17	14.89%
Inception* through 10/31/17	14.84

Cumulative total returns[1]
Inception date of 12/28/15 through 10/31/17	29.00%

Market Price
Average annual total returns[2]
Twelve Months Ended 10/31/17	14.88%
Inception* through 10/31/17	14.83

Cumulative total returns[2]
Inception date of 12/28/15 through 10/31/17	29.04%

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. The returns shown do not reflect the deduction of brokerage commissions or taxes that investors would pay on distributions or the sale of shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

Investors buy and sell shares of the Fund at market price, not NAV, in the secondary market throughout the trading day. These shares are not individually available for purchase or redemption directly from the Fund. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. Market price returns shown are typically based upon the mid-point between the bid and ask on the Fund’s principal trading market when the Fund’s NAV is determined, which is typically 4:00 p.m. Eastern time (US). These returns do not represent investors’ returns had they traded shares at other times. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other exchange-traded funds, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessment of the underlying value of the Fund’s portfolio securities.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

[2]	Assumes the reinvestment of all distributions, including returns of capital, if any, at market price.

*	Inception date of the Fund is December 28, 2015.

8	Legg Mason Low Volatility High Dividend ETF 2017 Annual Report

Historical performance

Value of $10,000 invested in

Legg Mason Low Volatility High Dividend ETF vs QS Low Volatility High Dividend Index and Russell 3000 Index† — December 28, 2015 - October 2017

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. The returns shown do not reflect the deduction of brokerage commissions or taxes that investors would pay on distributions or the sale of shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Legg Mason Low Volatility High Dividend ETF on December 28, 2015, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2017. The hypothetical illustration also assumes a $10,000 investment in the QS Low Volatility High Dividend Index and the Russell 3000 Index. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund. QS Low Volatility High Dividend Index (the “Underlying Index”), is an index composed of equity securities of U.S. companies with relatively high yield and low price and earnings volatility. The Underlying Index is based on a proprietary methodology created and sponsored by QS Investors, LLC, the Fund’s subadviser. The Underlying Index is composed of stocks of U.S. companies across a wide range of market capitalizations, including the largest 3,000 U.S. stocks as determined by the Solactive US Broad Market Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market. The indices are not subject to the same management and trading expenses as a fund. An index is a statistical composite that tracks a specified financial market, sector, or rules-based investment process. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

Legg Mason Low Volatility High Dividend ETF 2017 Annual Report	9

Schedule of investments

October 31, 2017

Legg Mason Low Volatility High Dividend ETF

Security	Shares	Value
Common Stocks — 97.1%
Consumer Discretionary — 9.5%
Automobiles — 3.8%
Ford Motor Co.	735,217	$9,021,113
General Motors Co.	189,123	8,128,506
Total Automobiles		17,149,619
Distributors — 1.5%
Genuine Parts Co.	73,688	6,501,492
Hotels, Restaurants & Leisure — 2.7%
McDonald’s Corp.	71,557	11,943,579
Media — 0.3%
Regal Entertainment Group, Class A Shares	92,720	1,515,972
Specialty Retail — 1.2%
L Brands Inc.	128,298	5,521,946
Total Consumer Discretionary		42,632,608
Consumer Staples — 16.5%
Beverages — 5.0%
Coca-Cola Co.	253,644	11,662,551
PepsiCo Inc.	96,496	10,636,754
Total Beverages		22,299,305
Food Products — 2.4%
General Mills Inc.	204,510	10,618,159
Household Products — 4.7%
Kimberly-Clark Corp.	88,850	9,996,514
Procter & Gamble Co.	124,659	10,763,058
Total Household Products		20,759,572
Tobacco — 4.4%
Altria Group Inc.	152,086	9,766,963
Philip Morris International Inc.	96,274	10,074,111
Total Tobacco		19,841,074
Total Consumer Staples		73,518,110
Financials — 10.1%
Banks — 1.9%
Park National Corp.	2,404	263,935
People’s United Financial Inc.	286,894	5,353,442
Umpqua Holdings Corp.	133,190	2,725,068
Total Banks		8,342,445

See Notes to Financial Statements.

10	Legg Mason Low Volatility High Dividend ETF 2017 Annual Report

Legg Mason Low Volatility High Dividend ETF

Security	Shares	Value
Insurance — 1.1%
First American Financial Corp.	42,488	$2,312,197
Old Republic International Corp.	120,734	2,449,693
Safety Insurance Group Inc.	3,888	319,593
Total Insurance		5,081,483
Mortgage Real Estate Investment (REITs) — 6.9%
AGNC Investment Corp.	202,729	4,080,935
Annaly Capital Management Inc.	499,325	5,722,264
Anworth Mortgage Asset Corp.	49,236	275,229
Apollo Commercial Real Estate Finance Inc.	129,674	2,343,209
Blackstone Mortgage Trust Inc., Class A Shares	51,015	1,623,807
Capstead Mortgage Corp.	57,317	505,536
Cherry Hill Mortgage Investment Corp.	14,019	255,286
Chimera Investment Corp.	107,166	1,961,138
MFA Financial Inc.	181,605	1,496,425
MTGE Investment Corp.	26,547	480,501
New Residential Investment Corp.	362,529	6,391,386
New York Mortgage Trust Inc.	87,351	526,727
Pennymac Mortgage Investment Trust	33,092	531,458
Starwood Property Trust Inc.	144,755	3,113,680
Two Harbors Investment Corp.	173,459	1,699,898
Total Mortgage Real Estate Investment (REITs)		31,007,479
Thrifts & Mortgage Finance — 0.2%
Capitol Federal Financial Inc.	33,854	466,847
Oritani Financial Corp.	15,171	257,148
Total Thrifts & Mortgage Finance		723,995
Total Financials		45,155,402
Industrials — 13.0%
Aerospace & Defense — 3.0%
Boeing Co.	52,218	13,471,200
Air Freight & Logistics — 2.8%
United Parcel Service Inc., Class B Shares	105,010	12,341,825
Electrical Equipment — 5.4%
Eaton Corp. PLC	148,964	11,920,099
Emerson Electric Co.	188,439	12,146,778
Total Electrical Equipment		24,066,877
Industrial Conglomerates — 1.8%
General Electric Co.	408,838	8,242,174
Total Industrials		58,122,076

See Notes to Financial Statements.

Legg Mason Low Volatility High Dividend ETF 2017 Annual Report	11

Schedule of investments (cont’d)

October 31, 2017

Legg Mason Low Volatility High Dividend ETF

Security	Shares	Value
Information Technology — 9.4%
Communications Equipment — 2.7%
Cisco Systems Inc.	345,273	$11,791,073
IT Services — 4.7%
International Business Machines Corp.	74,649	11,500,425
Paychex Inc.	151,401	9,657,870
Total IT Services		21,158,295
Semiconductors & Semiconductor Equipment — 0.6%
Intel Corp.	57,112	2,598,025
Software — 1.4%
CA Inc.	193,098	6,252,513
Total Information Technology		41,799,906
Materials — 3.0%
Chemicals — 2.9%
DowDuPont Inc.	178,274	12,890,993
Paper & Forest Products — 0.1%
Schweitzer-Mauduit International Inc.	9,533	402,578
Total Materials		13,293,571
Real Estate — 8.8%
Equity Real Estate Investment Trusts (REITs) — 8.8%
Agree Realty Corp.	12,382	585,545
Apple Hospitality REIT Inc.	88,551	1,677,156
Crown Castle International Corp.	113,639	12,168,464
EPR Properties	24,093	1,666,754
Gaming and Leisure Properties Inc.	54,193	1,980,212
Hospitality Properties Trust	45,317	1,295,160
Lamar Advertising Co., Class A Shares	49,041	3,454,448
Liberty Property Trust	61,010	2,616,109
LTC Properties Inc.	15,510	721,370
Monmouth Real Estate Investment Corp.	18,282	311,525
National Health Investors Inc.	16,554	1,261,249
National Retail Properties Inc.	79,091	3,177,876
Piedmont Office Realty Trust Inc., Class A Shares	53,660	1,037,785
Sabra Health Care REIT Inc.	20,373	405,830
Select Income REIT	19,118	461,891
Senior Housing Properties Trust	111,128	2,044,755
STORE Capital Corp.	123,850	3,057,857
WP Carey Inc.	23,286	1,586,941
Total Real Estate		39,510,927

See Notes to Financial Statements.

12	Legg Mason Low Volatility High Dividend ETF 2017 Annual Report

Legg Mason Low Volatility High Dividend ETF

Security		Shares	Value
Telecommunication Services — 5.0%
Diversified Telecommunication Services — 5.0%
AT&T Inc.		304,802	$10,256,588
Verizon Communications Inc.		253,452	12,132,747
Total Telecommunication Services			22,389,335
Utilities — 21.8%
Electric Utilities — 12.1%
Duke Energy Corp.		133,180	11,761,126
Great Plains Energy Inc.		215,813	7,085,141
Hawaiian Electric Industries Inc.		40,266	1,468,098
OGE Energy Corp.		86,199	3,175,571
PPL Corp.		247,203	9,284,945
Southern Co.		233,185	12,172,257
Xcel Energy Inc.		185,113	9,166,796
Total Electric Utilities			54,113,934
Multi-Utilities — 9.7%
Ameren Corp.		108,812	6,745,256
Consolidated Edison Inc.		117,907	10,145,897
Dominion Energy Inc.		143,060	11,607,888
NorthWestern Corp.		32,004	1,897,197
SCANA Corp.		85,103	3,671,344
WEC Energy Group Inc.		138,817	9,354,877
Total Multi-Utilities			43,422,459
Total Utilities			97,536,393
Total Investments before Short-Term Investments (Cost — $421,731,051)			433,958,328

	Rate
Short-Term Investments — 0.8%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost — $3,287,233)	0.961%	3,287,233	3,287,233
Total Investments — 97.9% (Cost — $425,018,284)			437,245,561
Other Assets in Excess of Liabilities — 2.1%			9,518,166
Total Net Assets — 100.0%			$446,763,727

Abbreviation used in this schedule:
REIT	— Real Estate Investment Trust

At October 31, 2017, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation
Contracts to Buy:
E-Mini S&P 500 Index	69	12/17	$8,798,865	$8,875,815	$76,950

See Notes to Financial Statements.

Legg Mason Low Volatility High Dividend ETF 2017 Annual Report	13

Statement of assets and liabilities

October 31, 2017

Assets:
Investments, at value (Cost — $425,018,284)	$437,245,561
Receivable for Fund shares sold	30,578,745
Receivable for securities sold	8,644,931
Dividends and interest receivable	837,940
Receivable from broker — variation margin on open futures contracts	77,133
Deposits with brokers for open futures contracts	41,169
Total Assets	477,425,479

Liabilities:
Payable for securities purchased	30,567,179
Investment management fee payable	93,542
Due to custodian	1,031
Total Liabilities	30,661,752
Total Net Assets	$446,763,727

Net Assets:
Par value (Note 5)	$146
Paid-in capital in excess of par value	434,734,249
Undistributed net investment income	685,906
Accumulated net realized loss on investments and futures contracts	(960,801)
Net unrealized appreciation on investments and futures contracts	12,304,227
Total Net Assets	$446,763,727

Shares Outstanding	14,600,000

Net Asset Value	$30.60

See Notes to Financial Statements.

14	Legg Mason Low Volatility High Dividend ETF 2017 Annual Report

Statement of operations

For the Year Ended October 31, 2017

Investment Income:
Dividends and Distributions	$8,100,755
Return of capital (Note 1(e))	(430,531)
Net Dividends and Distributions	7,670,224
Interest	8,731
Less: Foreign taxes withheld	(792)
Total Investment Income	7,678,163

Expenses:
Investment management fee (Note 2)	586,806
Total Expenses	586,806
Net Investment Income	7,091,357

Realized and Unrealized Gain on Investments and Futures Contracts (Notes 1, 3 and 4):
Net Realized Gain From:
Investment transactions	5,788,851
REIT distributions	128,670
Futures contracts	100,445
Net Realized Gain	6,017,966
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	13,185,514
Futures contracts	78,493
Change in Net Unrealized Appreciation (Depreciation)	13,264,007
Net Gain on Investments and Futures Contracts	19,281,973
Increase in Net Assets From Operations	$26,373,330

See Notes to Financial Statements.

Legg Mason Low Volatility High Dividend ETF 2017 Annual Report	15

Statements of changes in net assets

For the Year Ended October 31, 2017 and the Period Ended October 31, 2016	2017	2016†

Operations:
Net investment income	$7,091,357	$1,187,564
Net realized gain	6,017,966	785,727
Change in net unrealized appreciation (depreciation)	13,264,007	(959,780)
Increase in Net Assets From Operations	26,373,330	1,013,511

Distributions to Shareholders From (Note 1):
Net investment income	(6,610,014)	(983,001)
Decrease in Net Assets From Distributions to Shareholders	(6,610,014)	(983,001)

Fund Share Transactions (Note 5):
Net proceeds from sale of shares (12,800,000 and 4,000,001 shares issued, respectively)	380,999,020	110,587,826
Cost of shares repurchased (1,650,000 and 550,001 shares repurchased, respectively)	(49,043,816)	(15,573,129)
Increase in Net Assets From Fund Share Transactions	331,955,204	95,014,697
Increase in Net Assets	351,718,520	95,045,207

Net Assets:
Beginning of year	95,045,207	—
End of year*	$446,763,727	$95,045,207
*Includes undistributed net investment income of:	$685,906	$204,563

†	For the period December 28, 2015 (inception date) to October 31, 2016.

See Notes to Financial Statements.

16	Legg Mason Low Volatility High Dividend ETF 2017 Annual Report

Financial highlights

For a share of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
	2017[1]	2016[1,2]

Net asset value, beginning of year	$27.55	$24.96

Income from operations:
Net investment income	1.03	0.80
Net realized and unrealized gain	3.03	2.26	[3]
Total income from operations	4.06	3.06

Less distributions from:
Net investment income	(1.01)	(0.47)
Total distributions	(1.01)	(0.47)

Net asset value, end of year	$30.60	$27.55
Total return, at NAV[4]	14.89%	12.28%

Net assets, end of year (000s)	$446,764	$95,045

Ratios to average net assets:
Gross expenses	0.29%	0.30%[5]
Net expenses	0.29	0.30	[5]
Net investment income	3.45	3.42	[5]

Portfolio turnover rate[6]	28%	48%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period December 28, 2015 (inception date) to October 31, 2016.

[3]

Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

[4]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions.

See Notes to Financial Statements.

Legg Mason Low Volatility High Dividend ETF 2017 Annual Report	17

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Low Volatility High Dividend ETF (the “Fund”) is a separate diversified investment series of Legg Mason ETF Investment Trust (the “Trust”) (formerly known as Legg Mason ETF Equity Trust). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund is an exchange-traded fund (“ETF”). ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents an ownership interest in an underlying portfolio of securities intended to track an index. Unlike shares of a mutual fund, which can be bought from and redeemed by the issuing fund by all shareholders at a price based on net asset value (“NAV”), shares of the Fund may be directly purchased from and redeemed by the Fund at NAV solely by certain large institutional investors who have entered into agreements with the Fund’s distributor (“Authorized Participants”). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

Shares of the Fund are listed and traded at market prices on NASDAQ. The market price for the Fund’s shares may be different from the Fund’s NAV. The Fund issues and redeems shares at NAV only in blocks of a specified number of shares or multiples thereof (“Creation Units”). Only Authorized Participants may purchase or redeem Creation Units directly with the Fund at NAV. Creation Units are issued and redeemed generally in-kind for a basket of securities and/or cash. Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Fund at NAV.

The Fund seeks to track the investment results of the QS Low Volatility High Dividend Index (the “Underlying Index”). The Underlying Index seeks to provide more stable income through investments in stocks of profitable U.S. companies with relatively high dividend yields and lower price and earnings volatility. The Underlying Index is based on a proprietary methodology created and sponsored by QS Investors, LLC, the Fund’s subadviser.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed,

18	Legg Mason Low Volatility High Dividend ETF 2017 Annual Report

collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or

Legg Mason Low Volatility High Dividend ETF 2017 Annual Report	19

Notes to financial statements (cont’d)

tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common stocks†	$433,958,328	—	—	$433,958,328
Short-term investments†	3,287,233	—	—	3,287,233
Total investments	$437,245,561	—	—	$437,245,561
Other financial instruments:
Futures contracts	76,950	—	—	76,950
Total	$437,322,511	—	—	$437,322,511

†	See Schedule of Investments for additional detailed categorizations.

(b) Futures contracts. The Fund uses futures contracts generally to gain or manage exposure to certain asset classes, sectors, or markets or for cash management purposes. A

20	Legg Mason Low Volatility High Dividend ETF 2017 Annual Report

futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If

Legg Mason Low Volatility High Dividend ETF 2017 Annual Report	21

Notes to financial statements (cont’d)

these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of October 31, 2017, the Fund did not have any open derivative transactions with credit related contingent features in a net liability position.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) Return of capital estimates. Distributions received from the Fund’s investments in certain securities, most notably master limited partnerships and real estate investment trusts, generally are comprised of income, realized gains and/or return of capital. The Fund records investment income, realized capital gains and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each issuer and other industry sources. These estimates may subsequently be revised based on information received from the issuers after their tax reporting periods are concluded.

(f) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

22	Legg Mason Low Volatility High Dividend ETF 2017 Annual Report

(g) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2017, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(h) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Accumulated Net Realized Loss	Paid-in Capital
(a)	$(6,667,058)	$6,667,058

(a)	Reclassifications are due to book/tax differences in the treatment of an in-kind distribution of securities.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and QS Investors, LLC (“QS”) is the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA, QS and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. The Fund is responsible for paying interest expenses, taxes, brokerage expenses, future 12b-1 fees (if any), acquired fund fees and expenses, extraordinary expenses and the management fee payable to LMPFA under the investment management agreement.

Under the investment management agreement and subject to the general supervision of the Fund’s Board of Trustees, LMPFA provides or causes to be furnished all investment management, supervisory, administrative and other services reasonably necessary for the operation of the Fund, including certain distribution services (provided pursuant to a separate distribution agreement) and investment advisory services (provided pursuant to separate subadvisory agreements) under a unitary fee structure. Effective July 31, 2017, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.27% of the Fund’s average daily net assets. Prior to July 31, 2017, the Fund paid an investment management fee calculated daily and paid monthly, at an annual rate of 0.30% of the Fund’s average daily net assets.

Legg Mason Low Volatility High Dividend ETF 2017 Annual Report	23

Notes to financial statements (cont’d)

As compensation for its subadvisory services, LMPFA pays QS monthly 90% of the management fee paid by the Fund to LMPFA, net of (i) all fees and expenses incurred by LMPFA under the investment management agreement (including without limitation any subadvisory fee paid to another subadviser to the Fund) and (ii) expense waivers, if any, and reimbursements. LMPFA pays Western Asset monthly a fee of 0.02% of the portion of the Fund’s average daily net assets allocated to Western Asset for the management of cash and other short-term instruments, net of expense waivers, if any, and reimbursements.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the distributor of Creation Units for the Fund on an agency basis.

The Fund’s Board of Trustees has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan, the Fund is authorized to pay service and/or distribution fees calculated at an annual rate of up to 0.25% of its average daily net assets. No service and/or distribution fees are currently paid by the Fund, and there are no current plans to impose these fees.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended October 31, 2017, the aggregate cost of purchases and proceeds from sales of investments (excluding in-kind transactions and short-term investments) were as follows:

Purchases	$57,597,661
Sales	65,176,947

During the year ended October 31, 2017, in-kind transactions (see Note 5) were as follows:

Contributions	$375,007,918
Redemptions	46,229,456
Realized gain (loss)*	6,746,951

*	Net realized gains on redemptions in-kind are not taxable to the remaining shareholders of the Fund.

The in-kind contributions and in-kind redemptions shown in this table may not agree with the Fund Share Transactions on the Statement of Changes in Net Assets. This table represents the accumulation of the Fund’s daily net shareholder transactions while the Statement of Changes in Net Assets reflects gross shareholder transactions including any cash component of the transactions.

At October 31, 2017, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$425,895,539	$22,619,148	$(11,269,126)	$11,350,022
Futures	—	76,950	—	76,950

24	Legg Mason Low Volatility High Dividend ETF 2017 Annual Report

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at October 31, 2017.

ASSET DERIVATIVES[1]
Equity Risk
Futures contracts[2]	$76,950

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended October 31, 2017. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Equity Risk
Futures contracts	$100,445

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Equity Risk
Futures contracts	$78,493

During the year ended October 31, 2017, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)	$1,470,593

5. Fund share transactions

At October 31, 2017, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. Fund shares are issued and redeemed by the Fund only in Creation Units or Creation Unit aggregations, where 50,000 shares of the Fund constitute a Creation Unit. Such transactions are generally on an in-kind basis, with a separate cash payment, which is a balancing cash component to equate the transaction to the net asset value per share of the Fund on the transaction date. Transactions in capital shares of the Fund are disclosed in detail in the Statement of Changes in Net Assets. Authorized Participants are subject to standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Creations and redemptions for cash (when cash creations and redemptions are available or specified) may be subject to an additional variable fee.

Legg Mason Low Volatility High Dividend ETF 2017 Annual Report	25

Notes to financial statements (cont’d)

6. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal year ended October 31, 2017 and the period ended October 31, 2016, was as follows:

	2017	2016
Distributions paid from:
Ordinary income	$6,610,014	$983,001

As of October 31, 2017, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$685,906
Deferred capital losses*	(6,598)
Other book/tax temporary differences(a)	(76,950)
Unrealized appreciation (depreciation)(b)	11,426,974
Total accumulated earnings (losses) — net	$12,029,332

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)	Other book/tax temporary differences are attributable to the realization for tax purposes of unrealized gains (losses) on certain futures contracts.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

7. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X was August 1, 2017. The Fund has adopted the amendments to Regulation S-X and, upon evaluation, has concluded that the amendments do not materially impact the financial statement amounts; however, as required, additional or enhanced disclosure has been included.

26	Legg Mason Low Volatility High Dividend ETF 2017 Annual Report

Report of independent registered public

accounting firm

To the Board of Trustees of Legg Mason ETF Investment Trust and Shareholders of the Legg Mason Low Volatility High Dividend ETF

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Legg Mason Low Volatility High Dividend ETF (the “Fund”), a series of Legg Mason ETF Investment Trust, as of October 31, 2017, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The financial statements of the Fund as of and for the period ended October 31, 2016 and the financial highlights for the period ended on October 31, 2016 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated December 21, 2016 expressed an unqualified opinion on those financial statements and financial highlights.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

December 21, 2017

Legg Mason Low Volatility High Dividend ETF 2017 Annual Report	27

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Low Volatility High Dividend ETF (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†
Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

Andrew L. Breech
Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

Dwight B. Crane
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

28	Legg Mason Low Volatility High Dividend ETF

Independent Trustees cont’d
Althea L. Duersten
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

Frank G. Hubbard
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Fealds, Inc. (business development) (since 2016); formerly, President, Avatar International Inc. (business development) (1998 to 2015)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000 (Chairman since 2013)
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

Legg Mason Low Volatility High Dividend ETF	29

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

John J. Murphy
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (24 funds) (since 2008); Trustee, Consulting Group Capital Markets Funds (10 funds) (since 2002); Director, Fort Dearborn Income Securities, Inc. (since 2013); formerly, Director, Nicholas Applegate Institutional Funds (12 funds) (2005 to 2010)

Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Senior Counsel (since 2017) and formerly, Partner (2009 to 2016), Thompson Coburn LLP (law firm)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)

30	Legg Mason Low Volatility High Dividend ETF

Interested Trustee and Officer
Jane Trust[3]
Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2016); Officer and/or Trustee/Director of 150 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	143
Other board memberships held by Trustee during past five years	None

Additional Officers
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Legg Mason Low Volatility High Dividend ETF	31

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Jenna Bailey Legg Mason 100 First Stamford Place, 5th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

32	Legg Mason Low Volatility High Dividend ETF

Additional Officers cont’d
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. (2011 to 2015); Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

Legg Mason Low Volatility High Dividend ETF	33

Additional information (unaudited) (cont’d)

Change in Independent Registered Public Accounting Firm

On August 14, 2017, KPMG LLP (“KPMG”) resigned, at the request of the Fund, as the independent registered public accounting firm to the Fund. The Audit Committee of the Fund’s Board of Trustees participated in, and approved, the decision to change the independent registered public accounting firm. KPMG’s report on the Fund’s financial statements for the fiscal period ended October 31, 2016 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principle. During the Fund’s fiscal period ended October 31, 2016 and the subsequent interim period through August 14, 2017, (i) there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the Fund’s financial statements for such periods, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

The Audit Committee of the Fund’s Board of Trustees approved the engagement of PricewaterhouseCoopers LLP (“PwC”) as the Fund’s independent registered public accounting firm for the fiscal year ending October 31, 2017. The selection of PwC does not reflect any disagreements with or dissatisfaction by the Fund or the Board of Trustees with the performance of the Fund’s prior independent registered public accounting firm, KPMG. During the Fund’s fiscal period ended October 31, 2016, and the subsequent interim period through August 14, 2017, neither the Fund, nor anyone on its behalf, consulted with PwC on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

34	Legg Mason Low Volatility High Dividend ETF

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2017:

Record date:	12/28/2016	3/27/2017	6/27/2017	9/27/2017
Payable date:	12/30/2016	3/29/2017	6/29/2017	9/29/2017
Ordinary income:
Qualified dividend income for individuals	82.56%	80.48%	80.48%	80.48%
Dividends qualifying for the dividends
received deduction for corporations	79.77%	79.07%	79.07%	79.07%

Please retain this information for your records.

Legg Mason Low Volatility High Dividend ETF	35

Legg Mason

Low Volatility High Dividend ETF

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson

Chairman

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

QS Investors, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legg Mason Low Volatility High Dividend ETF

The Fund is a separate investment series of Legg Mason ETF Investment Trust, a Maryland statutory trust.

Legg Mason Low Volatility High Dividend ETF

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/etf and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Low Volatility High Dividend ETF. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2017 Legg Mason Investor Services, LLC

Member FINRA, SIPC

ETF Index Disclaimers

Solactive AG does not sponsor, promote, sell or support in any manner the Legg Mason Low Volatility High Dividend ETF (the “Fund”). Solactive AG does not offer any express or implicit guarantee or assurance either with regard to the results of using the Solactive US Broad Market Index (the “Solactive Index” or the “Underlying Index”) and/or Solactive Index trade mark or the Solactive Index Price at any time or in any other respect. The Solactive Index is calculated and published by Solactive AG. Solactive AG uses its best efforts to ensure that the Solactive Index is calculated correctly. Irrespective of its obligations towards the Fund, Solactive AG has no obligation to point out errors in the Solactive Index to third parties including but not limited to investors and/or financial intermediaries of the Fund. Neither publication of the Solactive Index by Solactive AG nor the licensing of the Solactive Index or Solactive Index trade mark for the purpose of use in connection with the Fund constitutes a recommendation by Solactive AG to invest capital in the Fund nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in the Fund.

Solactive AG does not offer any express or implicit guarantee or assurance either with regard to the results of using the Fund’s Underlying Index and/or Underlying Index trade mark or the Underlying Index Price at any time or in any other respect. The Fund’s Underlying Index is calculated and published by Solactive AG. Solactive AG uses its best efforts to ensure that the Underlying Index is calculated correctly. Irrespective of its obligations towards the Fund, Solactive AG has no obligation to point out errors in the Underlying Index to third parties including but not limited to investors and/or financial intermediaries of the Fund. Neither publication of the Underlying Index by Solactive AG nor the licensing of the Underlying Index or Underlying Index trade mark for the purpose of use in connection with the Fund constitutes a recommendation by Solactive AG to invest capital in the Fund nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in the Fund.

QS Investors, LLC (“QS”) does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and QS shall not have any liability for any errors, omissions or interruptions therein. QS makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the shares of the Fund or any other person or entity from the use of the Underlying Index, or any data included therein, either in connection with the Fund or for any other use. QS makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall QS have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

www.leggmason.com

© 2017 Legg Mason Investor Services, LLC Member FINRA, SIPC

ETFF323381 12/17 SR17-3230

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Dwight B. Crane, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Dwight B. Crane as the Audit Committee’s financial experts. Dwight B. Crane is an “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last fiscal period ending October 31, 2016 and October 31, 2017 (the “Reporting Period”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Period, were $20,000 in October 31, 2016 and $80,000 in October 31, 2017.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in October 31, 2016 and $0 in October 31, 2017.

(c) Tax Fees. The aggregate fees billed in the Reporting Period for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in October 31, 2016 and $12,500 in October 31, 2017. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Period that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor were $0 in October 31, 2016 and $0 in October 31, 2017, other than the services reported in paragraphs (a) through (c) of this item for the Legg Mason ETF Investment Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason ETF Investment Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason ETF Investment Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for October 31, 2016 and October 31, 2017; Tax Fees were 100% and 100% for October 31, 2016 and October 31, 2017; and Other Fees were 100% and 100% for October 31, 2016 and October 31, 2017.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason ETF Investment Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason ETF Investment Trust during the reporting period were $0 in 2016 and $160,000 in 2017.

(h) Yes. Legg Mason ETF Investment Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason ETF Investment Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason ETF Investment Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	August 30, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	August 30, 2018

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	August 30, 2018